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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported) October 14, 1998


                               1ST BERGEN BANCORP
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             (Exact name of registrant as specified in its charter)


         NEW JERSEY                      0-27686                  22-3409845
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(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


               250 VALLEY BOULEVARD, WOOD-RIDGE, NEW JERSEY 07075
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                    (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (201) 939-3400

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                                   Page 1 of 4

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ITEM 5. OTHER

     The Registrant signed a definitive Agreement and Plan of Reorganization by and among Kearny Federal Savings Bank ("Kearny"), Registrant, and Registrant's wholly-owned subsidiary, South Bergen Savings Bank on October 14, 1998. A copy of such Agreement is attached hereto as Exhibit 2.1. A copy of the agreement relating to the granting of an option on the securities of Registrant in favor of Kearny is attached hereto as Exhibit 2.2. The Registrant issued a joint press release with Kearny on October 15, 1998, announcing the signing of the Agreement. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

     Consummation of the transactions contemplated by the Agreement is subject to several conditions, including receipt of applicable regulatory approvals and approvals by the shareholders of Registrant.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.                         Description
-----------                         -----------
    2.1 Agreement and Plan of Reorganization dated October 14, 1998, by and among Kearny Federal Savings Bank, 1st Bergen Bancorp, and South Bergen Savings Bank.

    2.2          Stock Option Agreement dated October 14, 1998.

   99.1          Press Release dated October 15, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 1st Bergen Bancorp has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          1ST BERGEN BANCORP
                                             (Registrant)



Dated: October 19, 1998                   By: /s/ Albert E. Gossweiler
                                              ----------------------------------
                                                  Albert E. Gossweiler
                                                  Executive Vice President and
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------
    2.1 Agreement and Plan of Reorganization dated October 14, 1998, by and among Kearny Federal Savings Bank, 1st Bergen Bancorp, and South Bergen Savings Bank.

    2.2          Stock Option Agreement dated October 14, 1998.

   99.1          Press Release dated October 15, 1998.